FIFTH AMENDMENT TO CREDIT AGREEMENT

                  FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 27, 1997, among SULLIVAN COMMUNICATIONS, INC. ("Communications"), SULLIVAN GRAPHICS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BT COMMERCIAL CORPORATION, as Agent (the "Agent") for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank (the "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, Communications, the Borrower, the Lenders, the Agent and the Issuing Bank are parties to a Credit Agreement, dated as of August 15, 1995 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 8.9 of the Credit Agreement is hereby amended by deleting the amount "$52,100,000" set forth opposite the date March 31, 1997 appearing in the Minimum EBITDA table in said Section and inserting in lieu thereof the amount "46,600,000".

                  2. Section 8.11 of the Credit Agreement is hereby amended by deleting the ratio "0.75:1.00" set forth opposite the date March 31, 1997 appearing in the Fixed Charge Coverage Ratio table in said Section and inserting in lieu thereof the ratio "0.68:1.0".

                  3. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).


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                  4. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of Communications, the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at 14 Wall Street, New York, New York 10005
Attention: Bruce Addison.

                  8. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                             *          *          *



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


                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                           SULLIVAN COMMUNICATIONS, INC.

                                           Joseph Milano

                                           By
                                             ------------------------------
                                             Title:  CFO

                                           SULLIVAN GRAPHICS, INC.

                                           Joseph Milano

                                           By
                                             ------------------------------
                                             Title:  CFO

                                           BT COMMERCIAL CORPORATION,
                                            Individually and as Agent

                                           Bruce W. Addison

                                           By
                                             ------------------------------
                                             Title:  Vice President

                                           BTM CAPITAL CORPORATION

                                           William R. York, Jr.

                                           By
                                             ------------------------------
                                              Title:

                                           BANK OF NEW YORK COMMERCIAL
                                           CORPORATION

                                           Stephen V. Mangiante

                                           By
                                             ------------------------------
                                              Title:  Vice President

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


                                           DEUTSCHE FINANCIAL SERVICES
                                           HOLDING CORP.

                                           Mark Tauber

                                           By
                                             ------------------------------
                                              Title:  Vice President

                                           FINOVA CAPITAL CORPORATION

                                           Marilyn Milam

                                           By
                                             ------------------------------
                                              Title:  Vice President

                                           GIBRALTAR CORPORATION OF
                                           AMERICA

                                           Harvey Friedman

                                           By
                                             ------------------------------
                                              Title:  Executive Vice President

                                           LASALLE NATIONAL BANK

                                           Christopher G. Clifford

                                           By
                                             ------------------------------
                                              Title:

                                           SANWA BUSINESS CREDIT
                                           CORPORATION

                                           By
                                             ------------------------------
                                              Title:

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


                                           HELLER BUSINESS CREDIT
                                           CORPORATION

                                           Jeff Schumacher



                                           By
                                             ------------------------------
                                              Title:  Assistant Vice President

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